UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

MEGA MATRIX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

650-340-1888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MPU	NYSE American Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Third Amended and Restated Agreement and Plan of Merger

As previously disclosed, on April 14, 2023, Mega Matrix Corp. (the “Company”) and Mega Matrix Inc. (f/k/a MarsProtocol Inc.), an exempted company incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“MPU Cayman”) entered into a definitive Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) relating to a proposed merger transaction where the Company is to merge with and into MPU Cayman. On December 26, 2023, the Company, MPU Cayman and MPU Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of MPU Cayman (“MPU Merger Sub”), entered into a Second Amended and Restated Agreement and Plan of Merger (the “Second A&R Merger Agreement”), amending and restating the Merger Agreement. The Second A&R Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, the MPU Merger Sub will merge with and into the Company (the “Redomicile Merger”), with the Company as the surviving entity (the “Surviving Entity”). Following the Redomicile Merger, the Company will become a wholly owned subsidiary of MPU Cayman.

On May 31, 2024, the Company, MPU Cayman and MPU Merger Sub entered into a Third Amended and Restated Agreement and Plan of Merger (the “Third A&R Merger Agreement”), amending and restating the Second A&R Merger Agreement due to MPU Cayman’s re-designation of its authorized ordinary shares as Class A ordinary shares and Class B ordinary shares. Each Class A ordinary share shall be entitled to one (1) vote on all matters subject to vote at general meetings of MPU Cayman, and each Class B ordinary share shall be entitled to fifty (50) votes on all matters subject to vote at general meetings of MPU Cayman.

At the effective time of the Redomicile Merger (the “Effective Time”), each issued and outstanding share of common stock, par value US$0.001 per share, of the Company (“MPU Common Stock”) will be converted into the right to receive one Class A ordinary share, par value US$0.001 per share, of MPU Cayman (“MPU Cayman Class A Ordinary Share”) and the Company’s rights and obligations under its securities, including but not limited to, convertible debentures, warrants and options that may be convertible into or exercisable into MPU Common Stock shall be assumed by MPU Caymen, and all reference therein to MPU Common Stock shall be deemed to refer to MPU Cayman Class A Ordinary Shares.

At the Effective Time, MPU Cayman will repurchase the one MPU Cayman Class A Ordinary Share that was held by the Company at a purchase price of US$0.001, which share shall be cancelled, and each share of capital stock of MPU Merger Sub that is issued and outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Entity, and the shares of the Surviving Entity into which the shares of MPU Merger Sub capital stock are so converted shall be the only shares of the Surviving Entity’s capital stock that are issued and outstanding immediately after the Effective Time.

In connection with the Redomicile Merger, the directors and officers of the Company at such time will be elected or appointed as the directors and officers of MPU Cayman (to the extent the directors and officers of MPU Cayman and the Company are not already identical), each such person to have the same office(s) with MPU Cayman (and the same class designations and committee memberships in the case of directors) as he or she held with the Company, with the directors to serve until the earlier of the next meeting of MPU Cayman stockholders at which an election of directors is required for the class to which they have been elected or until their successors are elected or appointed (or their earlier death, disability or retirement).

The Third A&R Merger Agreement has been approved by the Boards of Directors of each of the Company, MPU Merger Sub and MPU Cayman. The completion of the Redomicile Merger is subject to the required approval of the Company’s stockholders, requisite regulatory approvals, the effectiveness of the registration statement on Form F-4 filed by MPU Cayman related to the Redomicile Merger, and other customary closing conditions.

Pursuant to the Third A&R Merger Agreement, the Board of Directors of the Company may exercise its discretion to terminate the Third A&R Merger Agreement, and therefore abandon the Redomicile Merger, at any time prior to the Effective Time, including after the adoption of the Third A&R Merger Agreement by the Company’s stockholders.

Additional information about the Redomicile Merger and where to find it

In connection with the proposed Redomicile Merger, the Company will cause MPU Cayman to file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, as amended (“Form F-4”), to register the Class A Ordinary Shares of MPU Cayman to be issued to the stockholders of the Company. The registration statement will include a proxy statement/prospectus of the Company, which will be sent to the stockholders of the Company seeking their approval of the Redomicile Merger and related matters in addition to other matters. In addition, the Company may file other relevant documents concerning the proposed Redomicile Merger with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Stockholders of the Company are urged to read the registration statement on Form F-4 and the proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed Merger because they will contain important information about the Company, MPU Cayman and the proposed transaction.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Third Amended and Restated Agreement and Plan of Merger by and between Mega Matrix Corp., Mega Matrix Inc. and MPU Merger Sub, Inc., dated May 31, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Mega Matrix Corp.

	By:	/s/ Yucheng Hu
Yucheng Hu Chief Executive Officer

Dated: June 3, 2024

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